EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Federal Express Corporation (“FedEx Express”) on Form 10-Q for the period ended February 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cathy D. Ross, Senior Vice President and Chief Financial Officer of FedEx Express, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FedEx Express.
Date: March 20, 2009

/s/ Cathy D. Ross Cathy D. Ross Senior Vice President and Chief Financial Officer